EXHIBIT - 10.20 FIFTH AMENDMENT



                             ARK CLO 2000-1, LIMITED
                           c/o Patriarch Partners, LLC
                           40 Wall Street - 25th Floor
                               New York, NY 10005


As of December 31, 2002



Scan-Optics, Inc.
169 Progress Drive
Manchester, CT  06040-2294
Attention:  Michael Villano, Chief Financial Officer


Re:  Fifth Amendment to Loan Agreement

Ladies and Gentlemen:

         We refer to the Second Amended and Restated Loan Agreement dated as of May 10, 1999 (as amended, the "Loan Agreement") between Scan-Optics, Inc. (the "Borrower") and ARK CLO 2000-1, Limited, as successor-in-interest to Fleet Bank (the "Lender"), as amended by the Amendment and Waiver Agreement dated as of January 29, 2001, the Second Amendment and Waiver Agreement dated as of July 1, 2001, the Third Amendment and Waiver Agreement dated as of September 1, 2001 and the Fourth Amendment Agreement dated as of December 31, 2001. All capitalized terms used herein without definition that are defined in the Loan Agreement shall have the same meanings herein as therein.

         The Borrower and the Lender hereby agree that, effective as of the date hereof, Section 10(c)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

         "(i) make any Capital Expenditures in a fiscal year ending on or after December 31, 2002 in excess of $375,000; or:"

         Each of the Borrower, Scan-Optics, Limited and Scan-Optics (Canada) Ltd. (collectively, the "Obligors") hereby represents and warrants to the Lender that all of the representations and warranties made by such Obligors in the Loan Agreement and the other Loan Documents are true and correct on the date hereof as if made on and as of date hereof, except to the extent that any of such representations and warranties expressly relate by their terms to a prior date.

         Each of the Obligors agrees that the obligations of such Obligors to the Lender as evidenced by or otherwise arising under the Loan Agreement and the other Loan Documents, except as otherwise expressly modified in this Agreement upon the terms set forth herein, are, by each Obligor's execution of this Agreement, ratified and confirmed in all respects, including the Guaranties which are hereby reaffirmed. In addition, by the execution of this Agreement, each of the Obligors represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such obligations.

         Except as otherwise expressly provided for in this Agreement, nothing in this Agreement shall extend to or affect in any way any of the rights or obligations of the Obligors or any of the Lender's obligations, rights and remedies arising under the Loan Documents, and the Lender shall not be deemed to




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have waived any or all of its rights or remedies with respect to any default and which upon the execution and delivery of this Agreement might otherwise exist or which might hereafter occur.

         Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Loan Agreement shall remain the same. It is declared and agreed by each of the parties hereto and thereto that the Loan Agreement, as amended hereby, shall continue in full force and effect, and that this Agreement and the Loan Agreement shall be read and construed as one instrument.

         This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. TIME IF OF THE ESSENCE AS TO ALL OF THE PROVISIONS HEREIN.

         If the foregoing correctly sets forth our understanding, we request that you execute a copy of this Agreement and return it to the undersigned as soon as possible.

                                           Sincerely,



                                           ARK CLO 2000-1, Limited
                                           By:  Patriarch Partners, LLC, its
                                           Collateral Manager


                                           By:  ______/ ss /____________
                                           Name: Lynn Tilton

                                           Title: Authorized Signatory


ACCEPTED AND AGREED TO:


SCAN-OPTICS, INC.

By:  ______/ ss /____________
      Michael J. Villano

Its:   CFO & VP


SCAN-OPTICS LIMITED

By:  ______/ ss /____________
      Michael J. Villano

Its:   Director

SCAN-OPTICS (CANADA) LTD.

By:  ______/ ss /____________
      Michael J. Villano

Its:   VP